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                                                                   Exhibit 10.31


Nikhil Sinha, Paul H. Bristow and Colleen McKeown Adstedt have entered into Transition Assistance Agreements substantially identical in all material respects to the agreement with Paul W. Finch filed as Exhibit 10.30 to this Annual Report on Form 10-K.